UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Ben D. Orlanski, Esq. Manatt, Phelps & Phillips, LLP 11355 W. Olympic Blvd. Los Angeles, CA 90064 (310) 312-4205	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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Superior Industries International, Inc., a California corporation (“Superior” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) related to its solicitation of proxies from its shareholders in connection with its 2014 Annual Meeting of Shareholders and at any and all adjournments, postponements or reschedulings thereof (the “2014 Annual Meeting”). In connection with its 2014 Annual Meeting, Superior filed a definitive proxy statement and a definitive form of WHITE proxy card with the SEC on July 7, 2014.

Press Release Issued on August 6, 2014

Attached hereto is a press release issued on August 6, 2014 announcing that the three leading independent proxy advisory firms—ISS Proxy Advisory Services, Glass, Lewis & Co., and Egan-Jones Proxy Services — have each recommended that Superior shareholders vote the WHITE proxy card FOR all four of Superior’s director nominees at the 2014 Annual Meeting, to be held on August 15, 2014. As previously announced, GAMCO Asset Management, Inc. is pursuing a proxy contest to elect three nominees to the Superior Board of Directors at the 2014 Annual Meeting to be held at the Airtel Plaza Hotel, located at 7277 Valjean Avenue, Van Nuys, California 91406, on Friday, August 15, 2014, at 10:00 a.m., Pacific Time. The record date for determining those shareholders eligible to receive notice of, and to vote at, the 2014 Annual Meeting is June 26, 2014.

Additional Information and Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior shareholders in connection with the matters to be considered at Superior’s 2014 Annual Meeting. On July 7, 2014, Superior filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.supind.com, by writing to Superior's Corporate Secretary at 7800 Woodley Avenue, Van Nuys, CA 91406, by calling Superior at (818) 781-4973, or by contacting Superior's proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.

Investor Relations Line (818) 902-2701 www.supind.com	Kerry Shiba Executive Vice President & Chief Financial Officer (818) 902-2700	Roger Pondel PondelWilkinson Inc. (310) 279-5980 Investor@pondel.com	Mark Harnett MacKenzie Partners, Inc. (800) 322-2885

ALL THREE LEADING PROXY ADVISORY FIRMS - ISS, GLASS, LEWIS and EGAN-
JONES - RECOMMEND THAT SUPERIOR INDUSTRIES SHAREHOLDERS

VOTE THE WHITE PROXY CARD FOR SUPERIOR’S DIRECTOR NOMINEES

VAN NUYS, CALIFORNIA – August 6, 2014 – Superior Industries International, Inc. (NYSE:SUP), the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America, today announced that the three leading independent proxy advisory firms—ISS Proxy Advisory Services, Glass, Lewis & Co., and Egan-Jones—each have recommended that Superior shareholders vote the WHITE proxy card FOR all four of Superior’s director nominees at the Company’s 2014 Annual Meeting of Shareholders, to be held on August 15, 2014.

On August 4, 2014, Egan-Jones joined ISS and Glass, Lewis, recommending Superior shareholders vote the WHITE proxy card FOR all Superior nominees – Paul J. Humphries, James S. McElya, Donald J. Stebbins and Francisco S. Uranga. Egan-Jones based its recommendation on the following factors:

▪	its “belief that the Company has instituted significant, very promising changes, in particular its extremely recent appointment of new, highly qualified CEO Don Stebbins, as well as declassification of its Board, the addition of three new directors within the past three years, and the separation of the roles of CEO and Chairman. We strongly believe that Mr. Stebbins and the Board should be permitted to execute their current plans;”
▪	its “belief that the dissidents have failed to make a persuasive case that their joining the Board would work toward maximizing shareholder value;” and
▪	its concern that the election of the dissidents’ slate to the Board of Directors would not work to the benefit of all shareholders.

Commenting on now receiving the recommendation of all three leading independent proxy advisory firms that shareholders vote on the WHITE proxy card FOR the Board’s experienced and highly qualified nominees, Superior issued the following statement: “We are very pleased that all three of the leading independent, third-party proxy advisory firms, have carefully reviewed the voting alternatives and recommended that shareholders vote for all four of Superior's director nominees. As we have stated consistently, we believe there are very real and stark differences between the Superior Board’s nominees—who have the integrity, knowledge, breadth of experience and commitment necessary to navigate Superior through the highly competitive global business environment and create long-term shareholder value—and GAMCO’s nominees, who have no experience whatsoever working in the automotive industry.”

Superior shareholders are reminded that their vote is extremely important, no matter how many or how few shares they own. The Company urges shareholders to vote for all four of its highly qualified and experienced director-nominees – Paul J. Humphries, James S. McElya, Donald J. Stebbins and Francisco S. Uranga – on the WHITE proxy card today.

Shareholders may vote by returning the WHITE proxy card or by phone or Internet by following the instructions on the WHITE proxy card they have received. Shareholders are urged to discard any blue proxy card or voting instruction card they may have received from GAMCO Asset Management, Inc. Even a WITHHOLD vote with respect to GAMCO’s nominees on its blue proxy card will cancel any proxy previously given to Superior. If a shareholder previously signed a blue proxy card sent by GAMCO, that proxy card can be revoked by voting a new WHITE proxy card for the Board’s recommended nominees. Only the latest-dated proxy will count.

TIME IS SHORT!

YOUR VOTE IS IMPORTANT!

Remember, you can vote your shares by telephone or via the Internet. Please follow the easy instructions on the enclosed WHITE proxy card.

If you have any questions or need assistance in voting

your shares, please contact our proxy solicitor:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

About Superior Industries

Superior is the largest manufacturer of aluminum wheels for passenger cars and light-duty vehicles in North America. From its five plants in both the U.S. and Mexico, the company supplies aluminum wheels to the original equipment market. Major customers include BMW, Chrysler, Ford, General Motors, Mitsubishi, Nissan, Subaru, Tesla, Toyota and Volkswagen. For more information, visit www.supind.com.

Important Additional Information And Where To Find It

Superior Industries, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior shareholders in connection with the matters to be considered at Superior’s 2014 Annual Meeting. On July 7, 2014, Superior filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) and definitive form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from Superior’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Appendix A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.supind.com, by writing to Superior's Corporate Secretary at 7800 Woodley Avenue, Van Nuys, CA 91406, by calling Superior at (818) 781-4973, or by contacting Superior's proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.